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                              SCHWAB MONEY FUNDS -
                              SWEEP INVESTMENTS(R)
                       SCHWAB U.S. TREASURY MONEY FUND(TM)

                        SUPPLEMENT TO THE APRIL 30, 2008
                                   PROSPECTUS.

                        THE INFORMATION PROVIDED IN THIS
                     SUPPLEMENT IS AS OF DECEMBER 22, 2008.

                        THIS SUPPLEMENT PROVIDES NEW AND
                       ADDITIONAL INFORMATION BEYOND THAT
                    CONTAINED IN THE PROSPECTUS AND SHOULD BE
                    READ IN CONJUNCTION WITH SUCH PROSPECTUS.

1. FUND CLOSED TO NEW INVESTORS

The Schwab U.S. Treasury Money Fund (the "fund") will close to new investors effective December 22, 2008 (the "Closing Date"). Existing shareholders may continue to purchase additional fund shares in their existing accounts and receive dividends in the form of additional shares.

The fund reserves the right to modify at any time the eligibility criteria set forth above, including the right to suspend all sales of fund shares.

2. INVESTMENTS IN SECURITIES OTHER THAN U.S. TREASURY SECURITIES

The information in the fund's "Strategy" section is hereby deleted and replaced with the following:

TO PURSUE ITS GOAL, THE FUND TYPICALLY INVESTS EXCLUSIVELY IN SECURITIES BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT. Under normal circumstances, the fund will invest at least 80% of its net assets in U.S. Treasury securities; including bills, notes, and bonds. The fund will notify its shareholders at least 60 days before changing this policy. The full faith and credit backing is the strongest backing offered by the U.S. government, and traditionally is considered by investors to be the highest degree

                                                                       continued

                                                           [CHARLES SCHWAB LOGO]

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of safety as far as the payment of principal and interest.

Based on the fund manager's view of current market conditions for U.S. Treasury securities, the fund may invest up to 20% of its net assets in: (i) obligations that are issued by the U.S. government, its agencies or instrumentalities, including obligations that are not guaranteed by the U.S. Treasury, such as those issued by Fannie Mae and Freddie Mac; and (ii) obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities. Obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities are considered U.S. government securities under the rules that govern money market funds.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and diversification policies. By investing primarily in full faith and credit U.S. government investments, the fund seeks to provide maximum safety as to its assets. The fund is distinct from certain other types of government money funds in that, for tax and credit quality reasons, it does not invest in repurchase agreements. The manager may adjust the fund's average maturity based on current and anticipated changes in interest rates. To preserve its investors' capital, the fund seeks to maintain a stable $1 share price.

Because the income from U.S. Treasury securities is exempt from state and local income taxes, the fund generally expects that the majority of the dividends it pays will be exempt from those taxes as well. (Dividends still will be subject to federal income tax.) However, the fund may invest up to 20% of its net assets in non-U.S. Treasury investments that are not exempt from state and local income taxes. Further, during unusual market conditions, the fund may invest a greater portion of its assets in investments that are not exempt from state and local income taxes as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.

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The italicized paragraph at the top of page 11 of the Prospectus is deleted and replaced with the following:

With a substantial portion of its portfolio of securities backed by the full faith and credit of the U.S. government, this fund is designed to provide investors with the highest degree of safety of all the Schwab Money Funds, as well as current money market returns.

3. ADDITION OF RISK DISCLOSURE

The third paragraph of the fund's "Risk" section is hereby deleted and replaced by the following:

  THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Certain U.S. government securities that the fund may invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Issuers of securities such as Fannie Mae, Freddie Mac and the Federal Home Loan Bank (FHLB) maintain limited lines of credit with the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation
  (FFCB), are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to shares of the fund itself. Any default on the part of a portfolio investment could cause the fund's share price or yield to fall.

4. FEE WAIVER

Charles Schwab & Co., Inc. ("Schwab") and Charles Schwab Investment Management, Inc. ("CSIM") may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and reimbursement commitment in an effort to maintain certain net yields for the fund. Under an agreement with the fund, Schwab and/or CSIM may in the future recapture from the fund any excess fees or expenses waived and/or reimbursed under this

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arrangement. These reimbursement payments by the fund to Schwab and/or CSIM are considered "non-routine expenses" and are not subject to any net operating expense limitations in effect at the time of such payment. Accordingly, the following sentence is added to the footnote to the fund's fee table:

  In addition, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain the fund's net yield at a certain level as determined by Schwab and the investment adviser. Schwab and the investment adviser may recapture from the fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recapture could negatively affect the fund's future yield.

                                                           [CHARLES SCHWAB LOGO]

                 PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.


(C)2008 Charles Schwab & Co., Inc. All Rights Reserved
Member SIPC. REG45575-00 (12/08)